Exhibit 99.1

2U getsmarter

SAFE HARBOR This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of the operations and financial position of 2U, Inc. (“2U” or the “Company”), including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. 2U has based these forward-looking statements largely on its estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2017, and other filings with the SEC. Moreover, 2U operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for 2U management to predict all risks, nor can 2U assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements 2U may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition of GetSmarter, including future financial and operating results, 2U’s and GetSmarter’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that a condition to closing of the acquisition may not be satisfied; the timing to consummate the proposed acquisition; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with clients, employees or students; the risk that key employees of GetSmarter may leave the business; the diversion of management time on acquisition-related issues; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. You should not rely upon forward-looking statements as predictions of future events. Although 2U believes that the expectations reflected in the forward-looking statements are reasonable, 2U cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither 2U nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Except as required by law, 2U undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in 2U’s expectations.

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World’s Best Digital Education 3

2U has entered into an agreement to acquire GetSmarter for approximately $103 million in cash, subject to certain purchase price adjustments, plus a potential earn out payment of up to $20 million. 2U will also provide the GetSmarter senior management team with approximately $9.4 million of restricted stock units, subject to continued vesting conditions. Upon acquisition: THE DEAL • GetSmarter will be an independently operating, wholly-owned subsidiary of 2U, based in Cape Town. GetSmarter Co-Founder & CEO, Sam Paddock, will remain its CEO, reporting to Chip Paucek, Co-Founder & CEO of 2U. GetSmarter will continue to be run by its current management team, including the founders, Sam & Rob Paddock. • The transaction is expected to close by the end of Q3.

MISSION 2U and GetSmarter both focus on driving high-quality, people-mediated digital education to unlock a learner’s full potential in different market segments within higher education. short course certificates on a wide world’s legendary university brands. BETTER TOGETHER § § § Additive Growth International Reach Marketing Leverage § § Operating Synergy Widened Market Opportunity 5 GetSmarter powers engaging, online variety of topics from some of the 2U partners with great colleges and universities to build the world's best online degree programs, providing students around the world the opportunity to attend a top graduate program online.

Short Course Certificates Portfolio of 70+ short course certificates offered through a revenue share model Partnered with four world class schools and Africa’s top three universities GETSMARTER Powering high-quality short course certificates from legendary university brands. with International Reach Working professionals from 150 countries (inception to date) University partners from three continents Focused on Quality Completion rate that averages 88% to Drive Growth Short course certificates taken by 50,000+ students (inception to date)

ENABLING A BROADER REACH ACROSS STUDENT NEEDS Selectivity More Less Certification More Less § Highest selectivity § Highest certification § Greater access § Less formality § Shorter course duration 7

Global Higher Education is estimated to be a $1.9 trillion market and is expected to grow approximately 8% in 2017. $1.9T+ $80B U.S. Graduate Education3 $80B across ~1,000 academic disciplines Total U.S. Higher Education2 $550+ Global Higher Education1 $1.9T+ Total Non-U.S. Higher Education $1.3T+ 1 Source: GSV estimates that higher education institutions will account for total revenues of approximately $1.9 trillion globally in 2015, with the higher education market expected to grow by approximately 8% per annum through 2017. 2 Source: U.S. National Center for Education Statistics, May 2015 Report 3 Source: U.S. National Center for Education Statistics, May 2015 Report TOTAL MARKET OPPORTUNITY 8

DELIVERING VALUE TO OUR STAKEHOLDERS COLLEGES & UNIVERSITY HIGH QUALITY STUDENTS SHORT COURSES DRIVING FURTHER SCALABILITY HIGH QUALITY DEGREE PROGRAMS GREATER INTERNATIONAL REACH FLEXIBLE EDUCATION OPPORTUNITIES STRONG OUTCOMES WORLDRENOWNED BRANDS “FRONT ROW” LEARNING

Hong Kong International Office International Office London Cape Town 2U GetSmarter 2U & GetSmarter Geographic Coverage Maryland EXPANDING OUR GLOBAL FOOTPRINT

UNIQUE CULTURE FIT Cherish Each Opportunity Give a Damn Strive for Excellence Be Bold and Fearless Be Candid, Honest and Open Have Fun Make Service Your Mission Don’t Let the Skeptic Win Honor Learning Relationships Matter Play to Win Honest & Straightforward Rude to Poor Process Attention to the Right Detail Heroic Support #NoBackRow drives #BetterEducation Guiding Principles Values 11

Source: IPEDS 2014 Degree conferral data We believe our new DGP launch cadence will fuel 2U’s 30+% revenue growth targets for the foreseeable future. At that point, we expect to have launched only 42% of our minimum target number of DGPs. At maturity, we believe we could launch approximately 200 DGPs which would generate more than $3B in annual steady state revenue. DOMESTIC GRADUATE PROGRAM (DGP) BUSINESS Expecting to launch 13 2018 Expecting to launch 16 2019 Expecting to launch 19 2020 12

Domestic Graduate Programs Short Courses International Graduate Programs Other Segments TBD § Future Opportunity § Strategy Under Development § 30+% Revenue Growth § $80B Market 13

FINANCIAL CONSIDERATIONS 14 • 2016 revenue of approximately $17M, primarily generated by students enrolled in existing courses with its legacy South African clients and one client in the United States • Significant new client acquisition in 2016 and early 2017, leading to: • increase in courses offered • increase in students taking courses • acceleration in overall business • After excluding $2.2M of cash compensation-related items and other costs in lieu of purchase price, and including the estimated impact of a future capital markets activity to replenish cash, we: • expect transaction to be neutral to adjusted net income per share for 2017 • expect transaction to be dilutive to net income per share for 2017